LORD ABBETT AFFILIATED FUND

Supplement dated June 11, 2013 to the

Summary Prospectus dated March 1, 2013

This Supplement updates certain information contained in the Fund’s Summary Prospectus. Please review this important information carefully.

Described below are upcoming modifications to the Fund’s investment approach. The Fund will continue to seek long-term growth of capital and income by investing in equity securities of undervalued large companies, but will modify its investment emphasis and techniques. Specifically, the Fund will employ an equity income-oriented strategy under new portfolio management and will become one of Lord Abbett’s Calibrated Funds, which utilize fundamental research and quantitative analysis as part of their investment process. The specific changes are as follows:

•	Changes to Principal Investment Strategies. Lord Abbett expects that the Fund will gradually transition to its modified investment strategy during the third calendar quarter of 2013. The description of the Fund’s principal investment strategies is amended to reflect the strategies described below. The types of instruments in which the Fund may invest, the Fund’s limit on foreign securities, and the existing parameters with respect to derivatives remain the same.

The Fund invests principally in dividend-paying equity securities of large companies that have the potential for capital appreciation. In selecting investments, the Fund’s portfolio management team uses fundamental research and quantitative analysis to select equity securities of large, established companies that have a history of consistently paying dividends and that the Fund’s portfolio management team believes have the potential for long-term capital appreciation.

•	Additional Principal Risks. The description of the Fund’s principal risks is amended to reflect the addition of the following. All principal risks described in the Fund’s summary prospectus continue to apply.

•	Investment Strategy Risk: If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or strategies, even in a rising market. In addition, the Fund’s strategy of focusing on the relatively narrow market segment of dividend-paying companies means the Fund will be more exposed to risks associated with that particular market segment than a fund that invests more widely.

•	Dividend Risk: Securities of dividend-paying companies may become less available for purchase, limiting the Fund’s ability to produce current income and increasing the volatility of the Fund’s returns. At times, the performance of dividend-paying companies may lag the performance of other companies or the broader market as a whole. In addition, a company’s dividend payments may vary over time, and there is no guarantee that a company will pay a dividend at all.

•	High Portfolio Turnover Risk: The Fund may engage in active and frequent trading in seeking to achieve its investment objective, and may experience increased portfolio turnover while implementing the above changes. High portfolio turnover may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes.

•	New Portfolio Managers. Effective June 11, 2013, the information about the Fund’s portfolio manager is replaced with the following:

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since
Walter H. Prahl, Partner and Director	2013
Frederick J. Ruvkun, Partner and Director	2013

If you have questions regarding the changes described above, please contact your financial intermediary or call the Fund at 888-522-2388. More information about the Fund, including copies of the Fund’s Summary Prospectus and Prospectus, is available free of charge at www.lordabbett.com or by calling 888-522-2388.

Please retain this document for your future reference.